                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 24, 2003
(Date of earliest event reported)

Commission File No. 333-105940

                   Banc of America Mortgage Securities, Inc.
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       Delaware                                         36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


    201 North Tryon Street, Charlotte, North Carolina             28255
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Address of principal executive offices                          (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events
           ------------

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------------                                  -----------
   (99)                                            Computational Materials
                                                   prepared by Banc of America
                                                   Securities LLC in connection
                                                   with Banc of America Mortgage
                                                   Securities, Inc., Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2003-9

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA MORTGAGE
                                           SECURITIES, INC.

November 24, 2003
                                           By:  /s/ Judy Lowman
                                              -------------------------------
                                              Judy Lowman
                                              Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.                     Description                      Electronic (E)
-----------                     ------------                     ---------------
   (99)                         Computational Materials          P
                                prepared by Banc of America
                                Securities LLC in connection
                                with Banc of America Mortgage
                                Securities, Inc., Mortgage
                                Pass-Through Certificates, Series
                                2003-9